SCHEDULE 14A
INFORMATION STATEMENT

Information Statement Pursuant to Section 14A
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Definitive Information Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

UNIVERSAL ENERGY CORP.

(Name of Registrant As Specified in Its Charter)

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30 Skyline Drive
Lake Mary, Florida 32746
800.975.2076

August 25, 2009

Dear Stockholder:

You are cordially invited to the 2009 Annual Meeting of Stockholders of Universal Energy Corp. on Wednesday, September 23, 2009 at 9:30 a.m., local time, at 614 Canal Street, New Orleans, Louisiana 70130.

The accompanying notice of the annual meeting of stockholders outlines the matters to be brought before the meeting, and the accompanying proxy statement discusses these matters in greater detail. This notice and proxy statement has been made a part of this invitation.

Whether or not you plan to attend the meeting, we urge you to complete, date and sign the enclosed proxy card and return it at your earliest convenience. No postage need be affixed if you use the enclosed envelope and it is mailed in the United States. You may also vote electronically via the Internet or by telephone. If you have any questions or need assistance in completing the proxy card, please contact Investor Relations at the telephone number above.

We are mailing this proxy statement and a form of proxy on or about August 28, 2009.

Our Board of Directors and management look forward to seeing you at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 23, 2009.

In accordance with new rules approved by the Securities and Exchange Commission, we are providing this notice to our stockholders to advise them of the availability on the Internet of our proxy materials related to our annual meeting. The new rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering our proxy materials to our stockholders under the “traditional” method, by providing paper copies, as well as providing access to our proxy materials on a publicly accessible Web site.

Our proxy statement and proxy are enclosed along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which is being provided as our Annual Report to Stockholders. Our Quarterly Report for the most recent quarter ended June 30, 2009 on Form 10-Q is also enclosed. These materials are also available on our web site at http://www.universalenergycorp.info.

Sincerely yours,

/s/ Dyron M. Watford
Dyron M. Watford
Chairman and Chief Financial Officer

30 Skyline Drive
Lake Mary, Florida 32746
800.975.2076

August 25, 2009

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given to the holders of the shares of common stock of Universal Energy Corp., a Delaware corporation (the “Company” or “Universal”) that the 2009 Annual Meeting of Stockholders will be held Wednesday, September 23, 2009 at 9:30 a.m, at 614 Canal Street, New Orleans, Louisiana 70130, to consider and act upon the following matters:

1.	To elect two (2) individuals to serve on the Board of Directors for a term of one year or until their successors are duly elected and qualified.
2.	To approve an amendment to the amended Articles of Incorporation to increase the authorized common shares to 100,000,000,000.
3.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on July 30, 2009 are entitled to notice of the meeting and to vote at the meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND
THE ANNUAL MEETING, WE URGE YOU TO VOTE IN ONE OF THREE WAYS:

1.	Visit the Web site noted on your proxy card to vote via the Internet,
2.	Use the toll-free telephone number on your proxy card to vote by phone, or
3.	Sign, date and return your proxy card in the enclosed envelope to vote by mail.

By Order of the Board of Directors

/s/ Dyron M. Watford

Dyron M. Watford, Chairman of the Board
Lake Mary, Florida

August 25, 2009

UNIVERSAL ENERGY CORP.

2009 Annual Meeting of Stockholders
September 23, 2009

PROXY STATEMENT

i

UNIVERSAL ENERGY CORP.

PROXY STATEMENT
2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 23, 2009

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

Universal Energy Corp. (“we”, “Universal” or the “Company”) sent you this proxy statement and the enclosed proxy card because our Board of Directors (the “Board”) is soliciting your proxy to vote at a 2009 Annual Stockholder Meeting to be held on September 23, 2009 at 9:30 a.m., local time, at 614 Canal Street, New Orleans, Louisiana 70130. You are invited to attend the annual meeting to vote in person on the proposal described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed proxy card to indicate your vote with respect to each of the proposals described in this proxy statement.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

In connection with the annual meeting, a number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker or contact our Secretary (Attn: Dyron M. Watford, Universal Energy Corp., 30 Skyline Drive, Lake Mary, Florida 32746). Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

We intend to mail this proxy statement and accompanying proxy card on or about August 28, 2009 to all stockholders entitled to vote at the annual meeting and request that all stockholders voting by proxy return their completed proxy cards to us by no later than September 21, 2009.

What am I voting on?

There is one matter scheduled for a vote at the annual meeting:

•	Proposal No. 1: To elect two (2) individuals to serve on the Board for a term of one year or until their successors are duly elected and qualified; and
•	Proposal No. 2: To approve an amendment to the amended Articles of Incorporation to increase the authorized common shares to 100,000,000,000.

Each proposal, as well as the recommendation of the Board with respect to the proposal, is described in greater detail elsewhere in this proxy statement.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on July 30, 2009 will be entitled to vote at the annual meeting. On this record date, there were 6,458,840,784 shares of common stock outstanding and entitled to vote.

Am I a stockholder of record for purposes of the annual meeting?

If, on July 30, 2009, your shares were registered directly in your name with our transfer agent, Madison Stock Transfer, Inc., then you are a stockholder of record for purposes of the annual meeting.

What if my shares are held in an account at a brokerage firm, bank or dealer?

If, on July 30, 2009, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

How do I vote?

•	Vote By Internet: Visit the Web site noted on your proxy card to vote via the Internet.
•	Vote By Mail: Sign and date the proxy card you receive and return it in the enclosed stamped, self-addressed envelope.
•	Vote By Telephone: If you are a stockholder of record (that is, if you hold your stock in your own name), you may vote by telephone by following the instructions on your proxy card. The telephone number is toll-free, so voting by telephone is at no cost to you. If you vote by telephone, you do not need to return your proxy card.
•	Vote in Person: Sign and date the proxy you receive and return it in person at the annual meeting.

If your shares are held in the name of a bank, broker or other holder of record (i.e., in “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting will be offered to stockholders owning shares through most banks and brokers.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “for” and (with respect to proposals other than the election of directors) “against” votes, abstentions and “broker non-votes”. A “broker non-vote” occurs when a stockholder of record, such as a broker, holding shares for a beneficial owner does not vote on a particular item because that stockholder of record does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Abstentions and broker non-votes will be counted towards the presence or absence of a quorum but will not be counted towards the affirmative vote total for any proposal.

How many votes are needed to approve the proposal?

The number of votes needed to approve the proposal is as follows:

•	Proposal No. 1: The election of each director contemplated by Proposal No. 1 required that requires that the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote.
•	Proposal No. 2: To be approved, Proposal No. 2 must receive a “for” vote from the holders of a majority of the shares of common stock as of the record date and entitled to vote is required. Abstentions will have the same effect as “against” votes, and broker non-votes will have no effect.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of our common stock that you owned as of July 30, 2009.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are present at the meeting or represented by proxy. On the record date, there were 6,458,840,784 shares outstanding and entitled to vote. Accordingly, 3,229,420,393 shares must be present at the meeting or represented by proxy in order to establish a proper quorum to enable us to conduct a vote on each of the proposals at the annual meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote in person at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting or represented by proxy may adjourn the meeting to another date.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, then your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted at the annual meeting.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, all of your shares will be voted “for” the election of the nominees for director and “for” the other proposals described in this proxy statement. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Can I change my vote after submitting my proxy?

You can change your vote with respect to any proposal by revoking your proxy at any time prior to the commencement of voting with respect to that proposal at the annual meeting. You may revoke your proxy in any one of two ways:

•	You may submit another properly completed proxy card with a later date. Please note that we request that all stockholders voting by proxy return their completed proxy cards to us by no later than September 21, 2009.
•	You may send a written notice that you are revoking your proxy to our CFO (Attn: Dyron M. Watford, Universal Energy Corp., 30 Skyline Drive, Lake Mary, Florida 32746). To properly revoke your proxy via written notice, this notice must be received by our Secretary by no later than the close of business on Monday, September 21, 2009.

You may attend the annual meeting and vote in person. Bear in mind that simply attending the meeting will not, by itself, revoke your proxy. In addition, please recall that if you are a beneficial owner of shares held in “street name” and wish to vote in person at the annual meeting, you must obtain a valid proxy from the organization holding your account and present it to the inspector of elections at the annual meeting.

Following the commencement of voting with respect to each proposal, you may not revoke your proxy or otherwise change your vote with respect to each such proposal.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our quarterly report on Form 10-Q for the third quarter of fiscal year 2009, which ends September 30, 2009.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

PROPOSAL NO. 1 —
ELECTION OF DIRECTORS

Background

The Board currently consists of two directors. All nominees listed below are currently directors of the Company. If elected at the annual meeting, each would serve until the 2010 Annual Meeting of the Stockholders and until his successor is elected and has qualified or, if sooner, until the director’s death, resignation or removal.

Information Concerning Directors

The following tables set forth certain information regarding our current directors whose term of office is expiring and who are standing for election at the annual meeting

Current Directors Who are Standing for Election at the Annual Meeting:

Name	Age	Position
Dyron M. Watford	33	Chairman of the Board and Chief Financial Officer
Billy R. Raley	52	Director and Chief Executive Officer

Dyron M. Watford, a Certified Public Accountant, was appointed to serve as our Principal Accounting Officer and was elected to serve as a director of the company in November 2002. In September 2006, Mr. Watford was appointed to serve as our Chief Financial Officer and Chairman. Since August 2000, Mr. Watford has served as the president, sole stockholder and director of Sirus Capital Corp, Inc., a consulting company providing financial services to existing and emerging private and public companies. From December 1998 to August 2000, Mr. Watford was an auditor for Arthur Andersen, LLP. Mr. Watford obtained a Master of Business Administration degree from the University of Central Florida in December 1998.

Billy R. Raley, was appointed to serve as CEO in September 2006. Prior to joining Universal, Mr. Raley was the Regional Vice President and an officer for Progress Energy Florida, Inc., a Progress Energy Company. At Progress, Mr. Raley was responsible for operations and community relations throughout a six-county area in Central Florida. His team consisted of 400 company employees and 200 contract employees, most of who were responsible for distribution construction and operations to nearly 400,000 customers. Prior to joining Progress Energy Florida in 2002, Mr. Raley held the position of Vice President of Transmission for Carolina Power & Light, also a Progress Energy Company. In that position, he was responsible for the construction and maintenance of all transmission facilities in North and South Carolina. He also provided oversight for all transmission engineering and maintenance for the Florida transmission system. Mr. Raley’s background is comprised of over 25 years of electric utility industry experience, including expertise in the areas of Transmission and Distribution Operations, Construction and Maintenance, and Nuclear Generation. Mr. Raley currently serves as a trustee of Stetson University and is the past Chairman of the Foundation Board of Seminole Community College. He also serves on the Cystic Fibrosis Executive Committee. He is a member of the Board of Directors and is the Past Chair- of the Seminole Regional Chamber of Commerce. Mr. Raley was recently awarded “Business Person of the Year” for Seminole County.

Vote Required; Board Recommendation

The Board has nominated two directors, Messrs. Watford and Raley, for election at the annual meeting. The nominees for director will be elected by a plurality of “for” votes properly cast in person or by proxy by the holders of common stock. All shares represented by the proxies will be voted “for” the election to the Board of the nominee unless authority to vote for such nominee has been withheld in the proxy. Although the nominees have consented to serve as a director if elected, and the Board has no reason to believe that such nominees will be unable to serve as a director, if any such nominee withdraws or otherwise becomes unavailable to serve, shares represented by the proxies will be voted “for” any substitute nominee designated by the Board. Abstentions and broker non-votes will have no effect. The Board recommends that you vote all of your shares “for” the election to the Board of the nominee described in this Proposal No. 1.

PROPOSAL NO. 2 —
APPROVAL OF AN AMENDMENT TO THE COMPANY’S
AMENDED CERTIFICATE OF INCORPORATION

The Board has approved, and is recommending to the stockholders for approval at the Annual Meeting, an amendment to our Amended Certificate of Incorporation to increase the number of authorized shares of common stock from 6,500,000 to 100,000,000,000 shares. The Board determined that this amendment is advisable and should be considered at the Annual Meeting.

The Company’s Amended Certificate of Incorporation, as currently in effect, provides that the Company’s authorized capital stock consists of 6,500,000,000 shares of common stock, $.0001 par value per share. Effective as of April 30, 2009, the Board unanimously approved an amendment to Article 4 of the Company’s Amended Certificate of Incorporation to increase the number of authorized shares of common stock from 6,500,000,000 shares to 100,000,000,000 shares. In accordance with Delaware law, the proposed amendment to the Amended Certificate of Incorporation is subject to stockholder approval.

In the event that stockholder approval of the proposed amendment is obtained, the Company expects to file a Certificate of Amendment to the Amended Certificate of Incorporation with the Delaware Secretary of State on or about the close of business on the date of the Annual Meeting.

Background

As previously reported, during the past eighteen months we completed several private placements in order to fund our exploration and development activities.

Our September 2007 Financing. Pursuant to a securities purchase agreement dated September 10, 2007 (the “September 2007 SPA”), we sold an aggregate principal amount of $5,110,294 of our Senior Secured Convertible 8% Debentures due August 30, 2009 (the “September 2007 Debentures”) convertible into common stock at a price of $0.80 per share, and related stock purchase warrants to purchase up to 6,387,868 shares of our common stock at a price of $0.88 and 6,387,868 shares of our common stock at a price of $0.80 (collectively, the “September 2007 Warrants”). We received aggregate proceeds of approximately $4,000,000 reflecting a 20% original issue discount to the 12 accredited investors who purchased the September 2007 Debentures and the September 2007 Warrants less a $280,000 placement commission.

Our November 2007 Financing. Pursuant to a securities purchase agreement dated November 29, 2007 (the “November 2007 SPA”), we sold an aggregate principal amount of $1,742,647 of our Junior Convertible 8% Debentures due October 31, 2009 (the “November 2007 Debentures”) convertible into common stock at a price of $0.80 per share, and related stock purchase warrants to purchase up to 2,178,309 shares of our common stock at a price of $0.88 per share, 2,178,309 shares of our common stock at a price of $0.80 per share, and 2,178,309 shares of our common stock at a price of $1.00 per share (collectively, the “November 2007 Warrants”). We received aggregate proceeds of approximately $1,350,000 reflecting a 20% original issue discount to the 7 accredited investors who purchased the November 2007 Debentures and the November 2007 Warrants less a $94,500 placement commission. The purchasers of the November 2007 Debentures and the November 2007 Warrants were also purchasers of the September 2007 Debentures and the September 2007 Warrants.

Our May 2008 Financing. Pursuant to a securities purchase agreement dated May 29, 2008 (the “May 2008 SPA”) we sold an aggregate principal amount of $1,006,618 of our Junior Convertible 8% Debentures due May 31, 2010 (the “May 2008 Debentures”) convertible into common stock at a price of per share equal the lesser of (i) $0.25 (subject to resets and adjustments pursuant to the terms of this debenture and subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Company relating to the Company's securities or the securities of any Subsidiary of the Company, combinations, recapitalization, reclassifications, extraordinary distributions and similar events) (the “Fixed Conversion Price”) or (ii) 80% of the average of the three (3) lowest Closing Bid Prices of the Common Stock over the twenty (20) trading day period ending on the trading day immediately preceding the applicable Conversion Date, and related stock purchase warrants to purchase up to 4,026,471 shares of our common stock at a price of $0.25 per share (collectively, the “May 2008 Warrants”). We received aggregate proceeds of approximately $770,000 reflecting a 20% original issue discount to the 13 accredited investors who purchased the May 2008 Debentures and the May 2008 Warrants less a $53,450 placement commission. The majority of purchasers of the May 2008 Debentures and the May 2008 Warrants were also purchasers of the September 2007 Debentures, the September 2007 Warrants, the November 2007 Debentures and the November 2007 Warrants.

Our October 2008 Financing. Pursuant to a securities purchase agreement dated October 31, 2008 (the “October 2008 SPA”) we sold an aggregate principal amount of $777,000 of our Junior Convertible 8% Debentures due September 30, 2010 (the “October 2008 Debentures”) convertible into common stock at a price of per share equal the lesser of (i) $0.25 (subject to resets and adjustments pursuant to the terms of this debenture and subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Company relating to the Company's securities or the securities of any Subsidiary of the Company, combinations, recapitalization, reclassifications, extraordinary distributions and similar events) (the “Fixed Conversion Price”) or (ii) 80% of the average of the three (3) lowest Closing Bid Prices of the Common Stock over the twenty (20) trading day period ending on the trading day immediately preceding the applicable Conversion Date, and related stock purchase warrants to purchase up to 3,108,824 shares of our common stock at a price of $0.25 per share (collectively, the “October 2008 Warrants”). We received aggregate proceeds of approximately $605,000 reflecting a 20% original issue discount to the accredited investors who purchased the October 2008 Debentures and the October 2008 Warrants. The majority of purchasers of the October 2008 Debentures and the October 2008 Warrants were also purchasers of the September 2007 Debentures, the September 2007 Warrants, the November 2007 Debentures and the November 2007 Warrants.

The terms of each of the September 2007 Debentures, September 2007 Warrants, the November 2007 Debentures and the November 2007 Warrants provided that their respective conversion or exercise price as the case may be, were to be reset in the event that we issued shares of our common stock or securities convertible into or exercisable for our common stock (other than certain permitted issuances) at an effective conversion price or exercise price lower than the than applicable conversion or exercise price of each of the September 2007 Debentures, September 2007 Warrants, the November 2007 Debentures and the November 2007 Warrants.

Accordingly, the conversion price of each of the September 2007 Debentures and the November 2007 Debentures was reset to a price equal to the lesser of (i) the Fixed Conversion Price or (ii) 80% of the average of the three (3) lowest Closing Bid Prices of the Common Stock over the twenty (20) trading day period ending on the trading day immediately preceding the applicable Conversion Date; and the exercise price of the September 2007 Warrants and the November 2007 Warrants were reset to $0.25 per share.

Amortization of the September 2007 Debentures and the November 2007 began monthly commencing on September 1, 2008 and November 1, 2008 respectively. Subject to certain conditions, the amortization may be effected through cash payments, or at our option, through the issuance of shares of our common stock or some combination of cash and stock, based on a price per share equal to 80% of the lowest three (3) closing bid prices of the common stock over the 20 trading days immediately preceding the date of such payment. We cannot provide assurance that we will have sufficient cash available to satisfy the repurchase of the Notes entirely in cash.

Recent Conversions of the September 2007 Debentures and the November 2007 Debentures. At the time we completed each of the September 2007 Financing, the November 2007 Financing, the May 2008 Financing and the October 2008 Financing, our management believed that we had sufficient authorized and unissued shares available for issuance (at the then applicable conversion and exercise prices) upon (i) conversion of the September 2007 Debentures, the November 2007 Debentures, the May 2008 Debentures and the October 2008 Debentures (collectively, the “Debentures”) and (ii) the September 2007 Warrants, the November 2007 Warrants, the May 2008 Warrants and the October 2008 Warrants (collectively, the “Warrants”).

Following the completion of the May 2008 Financing, certain holders of the September 2007 Debentures and the November 2007 Debentures began to convert portions of their respective debentures. During the period from June 10, 2008 to February 2, 2009, the Company received conversion notices from our debenture holders as to $4,644,000 principal and interest amount of the September 2007 Debentures, the November 2007 Debentures and the May 2008 Debentures. We issued an aggregate of 6,345,251,000 shares of our common stock in connection with these conversions.

Under current rules and regulations promulgated by Securities and Exchange Commission and which became effective in February of 2008, holders of our outstanding debentures generally may convert and resell the shares received upon conversion if they have held their respective Debentures for a period of six months.

Due to the decline of the market price for our common stock following the closing of the May 2008 Financing we exhausted our authorized and unissued shares. Under the terms of the Debentures, we are required to hold a meeting of our stockholders for the purpose of increasing the number of authorized shares so as to have a sufficient number of shares reserved for issuance upon conversion of the Debentures or exercise of the Warrants. In connection with such meeting, we are required to use our best efforts in soliciting stockholder approval of such increase in authorized shares of Common Stock.

As of August 19, 2009, we have an aggregate principal amount of $4,469,600 of convertible debentures outstanding. The September 2007 Debentures, November 2007 Debentures, May 2008 Debentures and October 2008 Debentures (collectively, the “Debentures”) require us to reserve from our authorized and unissued Common Stock a number of shares equal to at least 150% of the principal amount of the Debentures, divided by the conversion price in effect on the original issue date of the Debentures, free from preemptive rights, to provide for the issuance of Common Stock upon the conversion of the Debentures. Currently, the conversion price of the debentures is 80% of the average of the three (3) lowest closing bid prices of the common stock over the twenty (20) trading day period ending on the trading day immediately preceding the applicable conversion date. As the conversion price cannot be lower than our par value of $0.0001, as of August 19, 2009, the applicable conversion price of the Debentures is $0.0001. As the conversion price is based on the closing bid price of our common stock, should the price of our common stock increase, the amount of shares required to satisfy our Debentures would be significantly less.

As of August 19, 2009, we have 142,743,836 stock purchase warrants to purchase shares of our common stock at a price of $0.25 per share. Until the warrants expire or are exercised, we are obligated to reserve at all times reserve for issuance such number of authorized and unissued shares of Common Stock as shall be sufficient for the exercise of this Warrant and payment of the exercise price in full.

The following table summarizes our currently issued and outstanding shares of common stock and the number of shares that we anticipate reserving for issuance to satisfy our obligations under such debentures assuming that a majority of stockholders approve Proposal No. 2:

Common Stock Currently Issued and Outstanding	6,458,840,784
Shares to be reserved for issuance (at current exercise and conversion prices):
Conversions of Existing Debentures, principal amount $4,469,600(1)	44,696,000,000
Additional Shares Reserved per Debenture Agreement(2)	22,348,000,000
Warrants	142,743,836
2006 Option Plan	37,500,000
Total number of shares to be reserved for issuance	67,224,243,836
Total number of shares authorized but unreserved	26,316,915,380

(1)	$4,469,600 (principal amount of convertible debentures outstanding) / $0.0001 (applicable conversion price as of August 19, 2009) = 44,696,000,000.
(2)	The Debentures require us to reserve from our authorized and unissued common stock a number of shares equal to at least 150% of the principal amount of the Debentures, divided by the conversion price in effect on the original issue date of the Debentures.

If our stockholders do not approve the increase in our authorized shares, the Debenture and Warrant holders could allege a default under the terms and conditions of Debentures and Warrants, which, if substantiated, would have a material adverse effect on our operations.

Accordingly, an increase in the number of shares of common stock authorized for issuance under the Company’s Amended Certificate of Incorporation is necessary to permit us to have additional shares available for issuance in furtherance of the Company’s business purposes, as more fully set forth below under “Reasons For and Effects Of the Proposal.”

Unless deferred by the holders of the Senior Debentures, we are required to redeem the Senior Debentures on a monthly basis commencing on September 1, 2008, by payment, at our option, in cash or in shares of our common stock, one-twelfth of the aggregate original principal amount of the Senior Debentures or approximately $425,900 plus interest on the outstanding balance. Similarly, we are required to redeem the Junior Debentures on a monthly basis commencing on November 1, 2008, by payment, at our option, in cash or in shares of our common stock, one-twelfth of the aggregate original principal amount of the Junior Debentures or approximately $145,200 plus interest on the outstanding balance.

The Senior Debentures and the Junior Debentures are due and payable on September 1, 2009 and October 31, 2009, respectively, unless sooner converted into shares of our common stock. Any event of default could require the early repayment of the Debentures, including the accruing of interest on the outstanding principal balance of the Debentures if the default is not cured with the specified grace period. We anticipate that the full amount of the Debentures will be converted into shares of our common stock, in accordance with the terms of the Debentures; however no assurance can be provided that any amount of Debentures will be converted. If, prior to the maturity date, we are required to repay the Debentures in full, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the notes when required, the Debenture holders could commence legal action against us to recover the amounts due. Any such action could require us to curtail or cease operations.

Reasons for and Effects of the Proposal

Due to the limited number of shares of common stock available to be issued, the Board has unanimously approved, and voted to recommend that the stockholders approve, an amendment to the Company’s Amended Certificate of Incorporation pursuant to which the number of shares of common stock which the Company would be authorized to issue would be increased from 6,500,000,000 shares to 100,000,000,000 shares.

The Board believes that an increase in authorized common stock would provide the Company with increased flexibility to issue and/or sell common stock from time to time at the discretion of the Board , and without further authorization by the stockholders, for one or more of the following business purposes: (i) in public or private offerings as a means of obtaining additional capital for the Company’s business; (ii) as part or all of the consideration required to be paid for the acquisition of ongoing businesses or other assets; (iii) to satisfy any current or future financial obligations of the Company; (iv) in connection with the exercise of options, warrants or rights, or the conversion of convertible securities that have been or may be issued by the Company; or (v) pursuant to any benefit, option or stock ownership plan or employment agreement.

The proposed increase in the number of authorized shares of common stock will not change the number of shares of common stock outstanding or the rights of the holders of such stock. Other than for the possibility of issuing new shares of common stock upon the exercise of outstanding stock options or warrants, the Company does not have any immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of common stock that would be authorized by the proposed amendment to the Amended Certificate of Incorporation. However, the Company anticipates that it will need to raise additional equity capital in the near future through the issuance of common stock or other securities that are convertible into, or otherwise grant the holder thereof the right to purchase, common stock.

Any issuance of additional shares of common stock could reduce the current stockholders’ proportionate interests in the Company, depending on the number of shares issued and the purpose, terms and conditions of the issuance. Moreover, the issuance of additional shares of common stock could discourage attempts to acquire control of the Company by tender offer or other means. In such a case, stockholders might be deprived of benefits that could result from such an attempt, such as realization of a premium over the market price of their shares in a tender offer or the temporary increase in market price that could result from such an attempt. Although the Board intends to issue common stock only when it considers such issuance to be in the best interest of the Company, the issuance of additional shares of common stock may have, among others, a dilutive effect on earnings per share of common stock and on the equity and voting rights of holders of shares of common stock. The Board believes, however, that the benefits of providing the flexibility to issue shares without delay for any business purpose outweigh any such possible disadvantages.

Ownership of shares of common stock entitles each stockholder to one vote per share of common stock. Holders of shares of common stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. Stockholders wishing to maintain their interest, however, may be able to do so through normal market purchases.

The increase in the authorized common stock will be implemented by effecting an amendment to the Company’s Amended Certificate of Incorporation, replacing the current Article 4 with a new Article 4 that states as follows:

“The total number of shares of stock which the corporation is authorized to issue is 100,000,000,000 shares of Common Stock having a par value of $0.0001 per share.”

Assuming the increase in authorized common stock is approved by the stockholders at the Annual Meeting, an amendment to the Company’s Amended Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware, and the increase in authorized common stock will become effective as of 5:00 p.m. EDST time on the date of such filing. The Company expects that such filing will take place on or shortly after the date the Annual Meeting is held. The increase in authorized common stock may be abandoned by the Board at any time before or after the Annual Meeting should the stockholders not approve this proposal.

Vote Required; Board Recommendation

To be approved, this Proposal No. 2 must receive a “for” vote from the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the annual meeting. Abstentions will have the same effect as votes “against” Proposal No. 1; broker non-votes will have no effect. The Board recommends a vote “for” this Proposal No. 2 to INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 6,500,000,000 SHARES TO 100,000,000,000 SHARES, AS SET FORTH ABOVE.

ADDITIONAL INFORMATION

Certain Relationships and Related Transactions

On October 4, 2007, the Company issued an unsecured promissory note in the amount of $200,000 to Billy Raley, the Company’s CEO and Director. Interest accrues on the outstanding principal balance from and after October 4, 2007 at a rate of 11 percent per annum. Interest shall be calculated on the basis of a 360-day year, and shall be charged on the principal outstanding from time to time for the actual number of days elapsed. The Company shall pay the Holder all accrued interest and the outstanding principal on the maturity date. The maturity date of the note was April 4, 2008. The note was not paid at maturity and is therefore in default.

On October 4, 2007, the Company issued an unsecured promissory note in the amount of $150,000 to Dyron M. Watford, the Company’s CFO and Chairman. Interest accrues on the outstanding principal balance from and after October 4, 2007 at a rate of 11 percent per annum. Interest shall be calculated on the basis of a 360-day year, and shall be charged on the principal outstanding from time to time for the actual number of days elapsed. The Company shall pay the Holder all accrued interest and the outstanding principal on the maturity date. The maturity date of the note was April 4, 2008. The note was not paid at maturity and is therefore in default.

On September 12, 2006, we sold 2,500,000 restricted shares of our common stock for total net proceeds of $150,000 to a single accredited investor. Subsequently, on September 15, 2006, the Board of approved hiring this investor to serve as our Chief Executive Officer.

On October 6, 2006, we entered into an employment agreement with Kevin Tattersall as chief exploration officer. Mr. Tattersall’s employment agreement was for an initial term of two years and provided for an annual base salary of $60,000 (payable commencing October 6, 2006), an award of 812,500 shares of restricted stock and certain bonus compensation, including a discretionary bonus as determined by the Board . Our employment agreement with Mr. Tattersall was terminated in accordance with the terms of a Separation Agreement and General Release dated December 14, 2007, pursuant to which we agreed to pay Mr. Tattersall an aggregate severance payment of $5,000.

Other than the transaction listed above, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth beneficial ownership information as of April 1, 2009 for shares of our capital stock or rights to acquire shares of our capital stock exercisable within 60 days beneficially owned by:

•	our chief executive officer and other executive officers;
•	each director;
•	our directors and executive officers as a group; and
•	each person who is known by us to beneficially own more than 5% of the outstanding shares of our common stock and other classes of voting stock.

Percentage ownership in the following table is based on 6,458,840,784 shares of common stock outstanding as of April 1, 2009. A person is deemed to be the beneficial owner of securities that can be acquired by that person within 60 days from the date of this Proxy Statement upon the exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by dividing the number of shares beneficially owned by that person by the base number of outstanding shares, increased to reflect the shares underlying options, warrants or other convertible securities included in that person’s holdings, but not those underlying shares held by any other person.

To our knowledge, each person, along with his or her spouse, has sole voting and investment power over the shares unless otherwise noted.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Billy Raley(2)	8,278,469	0.13%
Dyron M. Watford(3)	7,378,469	0.11%
All officers and directors as a group (2 persons)	15,656,938	0.24%
Beneficial Owners of More than 5% of the Company’s Common Stock

(1)	Calculated pursuant to Rule 13d-3 of the Rules and Regulations under the Exchange Act. Percentages shown for all officers and directors as a group are calculated on an aggregate basis and percentages shown for individuals are rounded to the nearest one-tenth of one percent. The mailing address for each of the directors and officers is c/o Universal Energy Corp, 30 Skyline Drive, Lake Mary, Florida 32746.
(2)	Includes 5,815,969 shares of common stock issuable upon the exercise of stock options vested through 6/30/09
(3)	Includes 5,815,969 shares of common stock issuable upon the exercise of stock options vested through 6/30/09.

Equity Compensation Plan Information

The following table summarizes our equity compensation plans as of April 1, 2009:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	—	—	—
Equity compensation plans not approved by stockholders	12,500,000	$0.78	25,000,000
Total:	12,500,000	$0.78	25,000,000

2006 Non-Statutory Stock Option Plan

The 2006 Non-Statutory Stock Option Plan was adopted by the Board on September 13, 2006. The plan was intended to advance the interests of the Company by encouraging and enabling eligible employees, non-employee directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee directors, consultants, and advisors with an additional incentive to promote the success of the Company. Under this plan, a maximum of 37,500,000 shares of our common stock, par value $0.0001, were authorized for issue. The vesting and terms of all of the options are determined by the Board and may vary by optionee; however, the term may be no longer than 10 years from the date of grant.

Director Compensation

Currently there is no compensation package for our board. While we expect to create a compensation package for our board members during the next 12 months, we do not currently have any preliminary agreements or understandings with respect to such compensation packages.

The terms of each of the directors expires at the next annual meeting of the stockholders, the date for which has not been set by the Board. The officers serve at the pleasure of the Board.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Directors will be elected at the annual meetings to serve for one-year terms. The Company does not know of any agreements with respect to the election of directors. The Company has not compensated its directors for service on the Board of Universal or any of its subsidiaries or any committee thereof. Any non-employee director of Universal or its subsidiaries is reimbursed for expenses incurred for attendance at meetings of the Board and any committee of the Board , although no such committee has been established. Each executive officer of Universal is appointed by and serves at the discretion of the Board.

None of the officers or directors of Universal is currently an officer or director of a company required to file reports with the Securities and Exchange Commission, other than Universal.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The names of our executive officers and directors, their ages as of April 1, 2009, and the positions currently held by each are as follows:

Name	Age	Position
Billy R. Raley	52	Chief Executive Officer and Director
Dyron M. Watford	33	Chief Financial Officer and Chairman

Biographies of Executive Officers and Directors

Billy R. Raley, was appointed to serve as CEO in September 2006. Prior to joining Universal, Mr. Raley was the Regional Vice President and an officer for Progress Energy Florida, Inc., a Progress Energy Company. At Progress, Mr. Raley was responsible for operations and community relations throughout a six-county area in Central Florida. His team consisted of 400 company employees and 200 contract employees, most of who were responsible for distribution construction and operations to nearly 400,000 customers. Prior to joining Progress Energy Florida in 2002, Mr. Raley held the position of Vice President of Transmission for Carolina Power & Light, also a Progress Energy Company. In that position, he was responsible for the construction and maintenance of all transmission facilities in North and South Carolina. He also provided oversight for all transmission engineering and maintenance for the Florida transmission system. Mr. Raley’s background is comprised of over 25 years of electric utility industry experience, including expertise in the areas of Transmission and Distribution Operations, Construction and Maintenance, and Nuclear Generation. Mr. Raley currently serves as a trustee of Stetson University and is the past Chairman of the Foundation Board of Seminole Community College. He also serves on the Cystic Fibrosis Executive Committee. He is a member of the Board of Directors and is the Past Chair of the Seminole Regional Chamber of Commerce. Mr. Raley was recently awarded “Business Person of the Year” for Seminole County.

Dyron M. Watford, a Certified Public Accountant, was appointed to serve as our Principal Accounting Officer and was elected to serve as a director of the company in November 2002. In September 2006, Mr. Watford was appointed to serve as our Chief Financial Officer and Chairman. Since August 2000, Mr. Watford has served as the president, sole stockholder and director of Sirus Capital Corp, Inc., a consulting company providing financial services to existing and emerging private and public companies. From December 1998 to August 2000, Mr. Watford was an auditor for Arthur Andersen, LLP. Mr. Watford obtained a Master of Business Administration degree from the University of Central Florida in December 1998.

Employment Agreements

Chief Executive Officer

Effective September 14, 2006, we entered into an employment agreement with Billy R. Raley as chief executive officer. Mr. Raley became a director as of December 14, 2006. Mr. Raley’s employment agreement was for an initial term of three years and provided for an annual base salary of $96,000 (payable commencing September 15, 2006), an award of options to purchase up to 6,250,000 shares of common stock and certain bonus compensation, including a discretionary bonus as determined by the Board. If we terminated Mr. Raley’s employment other than for cause, we would have been obligated to pay the product of the sum of the Executive’s then Base Salary plus the amount of the highest annual bonus or other incentive compensation payment theretofore made by the Company to the Executive, multiplied times (y) one. The Board amended Mr. Raley’s annual base salary to $225,000 in March 2007.

Chief Financial Officer

Effective September 14, 2006, we entered into an employment agreement with Dyron M. Watford as chief financial officer. Mr. Watford, who was already a director, became the chairman of the board as of that date. Mr. Watford’s employment agreement was for an initial term of three years and provided for an annual base salary of $72,000 (payable commencing September 15, 2006), an award of options to purchase up to 6,250,000 shares of common stock and certain bonus compensation, including a discretionary bonus as determined by the Board . If we terminated Mr. Watford’s employment other than for cause, we would have been obligated to pay the product of the sum of the Executive’s then Base Salary plus the amount of the highest annual bonus or other incentive compensation payment theretofore made by the Company to the Executive, multiplied times (y) one. The Board amended Mr. Watford’s annual base salary to $180,000 in March 2007.

Summary Compensation Table

The following table summarizes all compensation recorded by us in the last completed fiscal year for our principal executive officer and each other executive officer serving as such whose annual compensation exceeded $100,000 as of the end of the last completed fiscal year. Such officers are referred to herein as our “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Billy Raley CEO	2008	225,000	—	—	690,413	—	—	—	$915,413
Dyron Watford CFO	2008	180,000	—	—	690,413	—	—	—	870,413
TOTAL		405,000	—	—	1,380,826	—	—	—	$1,785,826

(1)	Salaries are provided for that part of 2008 during which each Named Executive Officer served as such.
(2)	Granted under the terms of our 2006 Non-Statutory Stock Option Plan. The amounts in this column represent the dollar amounts recognized for financial statement reporting purposes in fiscal 2008 with respect to option grants made in 2006, in accordance with SFAS 123R.
(3)	We used the Black-Scholes option pricing model to determine the fair value of all 2006 option grants.

Messrs. Watford and Raley were granted stock options on September 14, 2006 and September 15, 2006, respectively, which vest and therefore become exercisable on a pro rata basis monthly over three years from the date of grant, commencing on their date of hire. We valued the stock grant based on the following assumptions:

Dividend Yield (per share)	$0.00
Volatility (%)	71.3%
Risk-free Interest Rate (%)	4.625%
Expected Life	3.0 years
Forfeiture Rate	15%

Accordingly, the weighted average fair value per option at the grant date was $0.39.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each of our Named Executive Officers as of December 31, 2008.

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Share or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units of Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Billy Raley, CEO	86,806	—	—	0.78	09/30/2011	—	—	—	—
	173,611	—	—	0.78	10/30/2011	—	—	—	—
	173,611	—	—	0.78	11/30/2011	—	—	—	—
	173,611	—	—	0.78	12/31/2011	—	—	—	—
	173,611	—	—	0.78	01/31/2012	—	—	—	—
	173,611	—	—	0.78	02/28/2012	—	—	—	—
	173,611	—	—	0.78	03/31/2012	—	—	—	—
	173,611	—	—	0.78	04/30/2012	—	—	—	—
	173,611	—	—	0.78	05/31/2012	—	—	—	—
	173,611	—	—	0.78	06/30/2012	—	—	—	—
	173,611	—	—	0.78	07/31/2012	—	—	—	—
	173,611	—	—	0.78	08/31/2012	—	—	—	—
	173,611	—	—	0.78	09/30/2012	—	—	—	—
	173,611	—	—	0.78	10/31/2012	—	—	—	—
	173,611	—	—	0.78	11/30/2012	—	—	—	—
	173,611	—	—	0.78	12/31/2012	—	—	—	—
	173,611	—	—	0.78	01/31/2013	—	—	—	—
	173,611	—	—	0.78	02/28/2013	—	—	—	—
	173,611	—	—	0.78	03/31/2013	—	—	—	—
	173,611	—	—	0.78	04/30/2013	—	—	—	—
	173,611	—	—	0.78	05/31/2013	—	—	—	—
	173,611	—	—	0.78	06/30/2013	—	—	—	—
	173,611	—	—	0.78	07/31/2013	—	—	—	—
	173,611	—	—	0.78	08/31/2013	—	—	—	—
	173,611	—	—	0.78	09/30/2013	—	—	—	—
	173,611	—	—	0.78	10/31/2013	—	—	—	—
	173,611	—	—	0.78	11/30/2013	—	—	—	—
	173,611	—	—	0.78	12/31/2013	—	—	—	—
	—	—	1,475,697	0.78	(1)	—	—	—	—
TOTAL	4,774,303	—	1,475,697			—	—	—	—

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Share or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units of Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Dyron Watford, CFO	86,806	—	—	0.78	09/30/2011	—	—	—	—
	173,611	—	—	0.78	10/30/2011	—	—	—	—
	173,611	—	—	0.78	11/30/2011	—	—	—	—
	173,611	—	—	0.78	12/31/2011	—	—	—	—
	173,611	—	—	0.78	01/31/2012	—	—	—	—
	173,611	—	—	0.78	02/28/2012	—	—	—	—
	173,611	—	—	0.78	03/31/2012	—	—	—	—
	173,611	—	—	0.78	04/30/2012	—	—	—	—
	173,611	—	—	0.78	05/31/2012	—	—	—	—
	173,611	—	—	0.78	06/30/2012	—	—	—	—
	173,611	—	—	0.78	07/31/2012	—	—	—	—
	173,611	—	—	0.78	08/31/2012	—	—	—	—
	173,611	—	—	0.78	09/30/2012	—	—	—	—
	173,611	—	—	0.78	10/31/2012	—	—	—	—
	173,611	—	—	0.78	11/30/2012	—	—	—	—
	173,611	—	—	0.78	12/31/2012	—	—	—	—
	173,611	—	—	0.78	01/31/2013	—	—	—	—
	173,611	—	—	0.78	02/28/2013	—	—	—	—
	173,611	—	—	0.78	03/31/2013	—	—	—	—
	173,611	—	—	0.78	04/30/2013	—	—	—	—
	173,611	—	—	0.78	05/31/2013	—	—	—	—
	173,611	—	—	0.78	06/30/2013	—	—	—	—
	173,611	—	—	0.78	07/31/2013	—	—	—	—
	173,611	—	—	0.78	08/31/2013	—	—	—	—
	173,611	—	—	0.78	09/30/2013	—	—	—	—
	173,611	—	—	0.78	10/31/2013	—	—	—	—
	173,611	—	—	0.78	11/30/2013	—	—	—	—
	173,611	—	—	0.78	12/31/2013	—	—	—	—
	—	—	1,475,697	0.78	(1)	—	—	—	—
TOTAL	4,774,303	—	1,475,697			—	—	—	—

(1)	These options held by Mr. Raley vest in equal monthly installments pursuant to his employment contract at a rate of 173,611 per month.
(2)	These options held by Mr. Watford vest in equal monthly installments pursuant to his employment contract at a rate of 173,611 per month.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act (“Section 16(a)”) requires our directors, executive officers and beneficial owners of more than 10% of any class of our securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to its officers, directors and 10% beneficial owners were complied with, except that two Form 4s were not timely filed for Mr. Raley and Mr. Watford.

Stockholder Communications with the Board

Historically, we have not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of our stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We currently believe that these informal efforts to receive and respond to stockholder communications to the Board have proven effective in obviating the need for any formal process.

INCORPORATION BY REFERENCE

The following sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed on July 23, 2009 (File No. 000-50284), which is enclosed with this proxy statement, are incorporated by reference into this proxy statement:

•	Financial Statements and Supplementary Data (Part II, Item 8);
•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Part II, Item 7); and
•	Qualitative and Quantitative Disclosures About Market Risk (Part II, Item 7A).

The following sections of our Quarterly Reports on Form 10-Q for the three months ended March 31, 2009, as filed on August 13, 2009 (File No. 000-50284), are incorporated by reference into this proxy statement:

•	Financial Statements and Supplementary Data (Part I, Item 1);
•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Part I, Item 2); and
•	Qualitative and Quantitative Disclosures About Market Risk (Part I, Item 3).

The following sections of our Quarterly Reports on Form 10-Q for the six months ended June 30, 2009, as filed on August 13, 2009 (File No 000-50284), which is enclosed with this proxy statement, are incorporated by reference into this proxy statement:

•	Financial Statements and Supplementary Data (Part I, Item 1);
•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Part I, Item 2); and
•	Qualitative and Quantitative Disclosures About Market Risk (Part I, Item 3).

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Dyron M. Watford
Chairman of the Board

August 25, 2009

LOCATION OF UNIVERSAL ENERGY CORP.
2009 ANNUAL MEETING OF STOCKHOLDERS

September 23, 2009 at 9:30 a.m. local time
614 Canal Street
New Orleans, Louisiana 70130

Beneficial owners of common stock held in street name by a broker or bank will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from your broker or bank are examples of proof of ownership.

Annex A

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
UNIVERSAL ENERGY CORP.
Adopted in accordance with the provisions
of Section 242 of the General Corporation Law
of the State of Delaware

Universal Energy Corp. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, by its duly authorized officers, does hereby certify that:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Certificate of Incorporation to increase the authorized shares of the Corporation’s Common Stock, par value $0.0001 per share; (ii) declaring such amendment to be advisable and (iii) directing that such amendment be considered at the 2009 Annual Meeting of Stockholders.

SECOND: That upon the effectiveness of this Certificate of Amendment of the Certificate of Incorporation, the Certificate of Incorporation is hereby amended by replacing the current Article 4 with a new Article 4 that states as follows:

“The total number of shares of stock which the corporation is authorized to issue is 100,000,000,000 shares of Common Stock having a par value of $0.0001 per share.”

THIRD: That, in accordance with the provisions of the Delaware General Corporation Law, the holders of a majority of the outstanding Common Stock of the Corporation entitled to vote thereon affirmatively voted in favor of the amendment at the 2009 Annual Meeting of Stockholders held on ___________, 2009.

FOURTH: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and stockholders of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed by _____________, its ______________, and attested to by _________, its _____________, this ___ day of _______, 2009.

UNIVERSAL ENERGY CORP.

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Important Notice Regarding the Availability of Proxy Materials for the
2009 Annual Meeting of Stockholders to be held on September 23, 2009:

Our proxy statement and Annual Report are available at www.universalenergycorp.info

FOLD AND DETACH HERE

PROXY
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS
September 23, 2009

The undersigned having received the Notice of Annual Meeting of Stockholders and proxy statement, revoking any proxy previously given, hereby appoint(s) Dyron M. Watford and Billy R. Raley, and either of them, as proxies to vote as directed all shares the undersigned is (are) entitled to vote at the Universal Energy Corp. 2009 Annual Meeting of Stockholders and authorize(s) each to vote in his discretion upon other business as may properly come before the meeting or any adjournment or postponement thereof. If this signed proxy card contains no specific voting instructions, these shares will be voted “FOR” Items 1 and 2, and in the discretion of the named proxies on all other matters.

IF YOU DO NOT VOTE BY TOUCH-TONE PHONE OR VIA THE INTERNET,
PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
AND RETURN IT IN THE ENCLOSED ENVELOPE.

Address Changes/Comments:

(If you noted and Address Changes/Comments above, please mark corresponding box on the reverse side.)

UNIVERSAL ENERGY CORP.
30 SKYLINE DRIVE
LAKE MARY, FLORIDA 32746

VOTE BY INTERNET — www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EDST on September 22, 2009. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Universal Energy Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Universal Energy Corp., 30 Skyline Drive, Lake Mary, Florida 32746.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOU

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNIVERSAL ENERGY CORP.
The Board of Directors recommends a vote FOR Item 1 an

Vote on Directors				Vote on Proposals
	For	Against	Abstain		For	Against	Abstain
Dyron M. Watford	☐	☐	☐	Increase Authorized Shares to 100,000,000,000	☐	☐	☐
Billy R. Raley	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐	Please indicate if you plan to attend this meeting:	☐ Yes	☐ No

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date